UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2009

TRIPLECROWN ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33698	20-0333311
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

970 West Broadway, PMB 402 Jackson, Wyoming	83001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 307-734-2645

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 13, 2009, the Board of Directors (“Board”) of Triplecrown Acquisition Corp. (the “Corporation”) approved an amendment to the Corporation’s Bylaws fixing the number of directors that shall constitute the Board at eleven and requiring approval by the holders of at least 85% of the outstanding shares of common stock of the Corporation in order for stockholders to amend this provision at any time prior to consummation by the Corporation of a business combination (as described more fully in the Corporation’s final prospectus, dated October 22, 2007, relating to its initial public offering). The Corporation’s Bylaws, as amended by the Corporation’s Board of Directors and effective on May 13, 2009, are attached hereto as Exhibit 3.1.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description
3.1	Bylaws, as amended, of the Corporation, effective as of May 13, 2009.

99.1	Press release dated May 13, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2009	TRIPLECROWN ACQUISITION CORP.

	By:	/s/ Jonathan J. Ledecky
Jonathan J. Ledecky
President